                                                                   EXHIBIT 23(d)


                         CONSENT OF FINANCIAL ADVISOR


      We consent to the use in this Registration statement of Century South Banks, Inc. on Form S-4 of our opinion related to Independent Bancorp, Inc. included in the Prospectus to such Registration Statement at Exhibit C and to the reference to our firm in the Prospectus under the caption "DESCRIPTION OF TRANSACTION-Opinion of Independent's Financial Advisor."




 /s/ T. STEPHEN JOHNSON & ASSOCIATES, INC.
---------------------------------------------
     T. STEPHEN JOHNSON & ASSOCIATES, INC.


March 8, 1999